                                                                                                             August 19, 2009

VIA EDGAR

Securities and Exchange Commission

100 F Street, N.E.
Washington, D.C. 20549

Re:     ML Life Insurance Company of New York

                         ML of New York Variable Life Separate Account

 MLNY Prime Plan I, MLNY Prime Plan II, MLNY Prime Plan III, MLNY Prime Plan IV, and MLNY Directed Life

                         (File No. 33-38097)

     Filer CIK No.:0000869796

Dear Commissioners:

     Pursuant to Rule 497(c) on behalf of the above-referenced Registrant, attached for electronic filing via EDGAR is the Registrant’s Supplement dated August 19, 2009.

     Please do not hesitate to contact Art Woods, Esq. at 727-299-1830, or me at (727) 299-1747, if you have any questions or concerns regarding this filing.

                                                                                                              Sincerely,

                                                                                                              /*/ Gayle A. Morden

                                                                                                             Gayle A. Morden
                                                                                                             Compliance Manager

cc:     Arthur D. Woods, Esq.
         Mary Jane Wilson-Bilik, Esq.

Supplement dated August 19, 2009,
to the Prospectuses listed below
for variable life insurance policies issued by

Merrill Lynch Life Insurance Company

ML Life Insurance Company of New York

SPECIAL NOTICE

This supplement describes a change to the following variable life insurance policies listed below (each a "Policy") issued by Merrill Lynch Life Insurance Company and ML Life Insurance Company of New York ("Merrill") and funded through the separate accounts listed below. Please retain this supplement with your prospectus for future reference.

•	MLLIC Legacy Power (funded through Merrill Lynch Variable Life Separate Account)

•	MLLIC Prime Plans (funded through Merrill Lynch Life Variable Life Separate Account II)

•	MLLICNY Prime Plans (funded through ML of New York Variable life Separate Account)

•	MLLIC Prime Plan V (funded through Merrill Lynch Life Variable Life Separate Account II)

•	MLLIC Directed Life and Directed Life 2 (funded through Merrill Lynch Life Variable Life Separate Account II)

•	MLLICNY Directed Life and Directed Life 2 (funded through ML of New York Variable Life Separate Account)

•	MLLIC Estate Investor I/II (funded through Variable Life Separate Account

•	MLLIC Investor Life/Plus (funded through Merrill Lynch Variable Life Separate Account)

•	MLLICNY Investor Life/Plus (funded through ML of New York Variable Life Separate Account II)

Liquidation of Portfolios

We have been informed that the Board of Trustees for the Roszel/Delaware Trend Portfolio and the Roszel/Allianz CCM Capital Appreciation Portfolio of the MLIG Variable Insurance Trust ("Roszel Delaware Trend and Roszel Allianz”) has approved plans of liquidation for the Roszel Delaware Trend and Roszel Allianz portfolios; the liquidation is expected to occur on or about October 23, 2009. As a result, the Roszel Delaware Trend and the Roszel Allianz investment portfolios will not be available in your Policy after October 23, 2009.

Issues Regarding the Portfolio Liquidations and the Possible Effects on your Policy

You may wish to refer to your most recent statement and/or confirmation to review your current portfolio of investments, as well as your current premium and monthly deduction allocation elections, if applicable. If you do not have any policy value in the Roszel Delaware Trend or the Roszel Allianz investment portfolios and do not intend to allocate additional net premiums or transfer existing policy value to either investment portfolio, then the liquidation will not affect you. However, if you have policy value allocated to the Roszel Delaware Trend and/or the Roszel Allianz investment portfolios, then the liquidation(s) will affect you and the following dates are particularly important for you.

October 22, 2009: This is the last date that you can provide us with instructions on how to transfer your policy value out of the Roszel Delaware Trend or the Roszel Allianz investment portfolios and into any other investment option(s) under your Policy. Transfers are made effective on the date we receive your transfer instructions in good order.

October 23, 2009: Any policy value remaining in either the Roszel Delaware Trend or the Roszel Allianz investment portfolios will automatically be transferred into the BlackRock Money Market Portfolio (for all non-Legacy Power Policy Holders) of the BlackRock Series Trust, Inc. or into the BlackRock Money Market V.I. Fund (for Legacy Power Policy Holders only) of the BlackRock Variable Series Fund, Inc. as of the close of business on October 23, 2009.

In addition, in anticipation of the pending liquidation of the Roszel Delaware Trend and the Roszel Allianz portfolios, we are reminding you of your ability to transfer your policy value among the other investment options available under your Policy. The investment options available under your Policy represent a wide variety of investment objectives and strategies, and are advised by a range of money managers. The prospectus for your Policy includes a section that describes those investment options. More detailed information about the investment options available under your Policy can be found in the current prospectuses for those investment options, copies of which were made available to you on or about May 1, 2009. You should read those prospectuses carefully and carefully consider the investment objectives, charges, expenses and risks of any investment option to which you allocate net premium or transfer or allocate policy value.

More detailed information about possible effects of the portfolio liquidation on your policy and certain types of transactions, and procedures that we have developed to ensure the timely transfer of any policy value that you have in the Roszel Delaware Trend or the Roszel Allianz investment portfolios, are provided below in the form of questions and answers.

How does the portfolio liquidation affect my transfer privileges?

Transfer Requests. If we receive a transfer request after October 21, 2009 that specifies a transfer into either the Roszel Delaware Trend or the Roszel Allianz investment portfolios, we will contact you and advise that the request is not considered to be in good order. We will not process the request. We will require a new request in good order before we can process the transfer request. We will follow these rules for specific transfer requests made in writing or by telephone.

As noted above, October 22, 2009 is the last date that you can provide us with instructions on how to transfer your policy value out of the Roszel Delaware Trend or the Roszel Allianz investment portfolios and into any other investment option(s) under your Policy. Such transfer requests must be received in good order.

Involuntary Transfer into the BlackRock Money Market Portfolio of the BlackRock Series Trust, Inc. (for all non-Legacy Power Policy Holders) or the BlackRock Money Market V.I. Fund of the BlackRock Variable Series Fund, Inc. (for Legacy Power Policy Holders). If, as a result of the portfolio liquidations, we transfer your policy value from the Roszel Delaware Trend or the Roszel Allianz investment portfolios to either the BlackRock Money Market Portfolio or the BlackRock Money Market V.I. Fund (for Legacy Power Policy Holders only) on October 23, 2009, you may transfer such policy value from the respective BlackRock money market investment portfolio to any of the other available investment portfolios or to any fixed account option available under your Policy.

No Transfer Fees. If your Policy imposes any restrictions, or assess any fees, charges or penalties on transfers of policy value from one investment portfolio to another or from a investment portfolio to any available fixed account option available under your Policy, there will be no charge if you transfer your policy value out of the Roszel Delaware Trend or the Roszel Allianz investment portfolios in response to this supplement or if, on October 23, 2009, we transfer your policy value from the Roszel Delaware Trend or the Roszel Allianz investment portfolios to either the BlackRock Money Market Portfolio or the BlackRock Money Market V.I. Fund (for Legacy Power Policy Holders only) investment portfolios. In addition, if we transfer your policy value to either the BlackRock Money Market Portfolio or the BlackRock Money Market V.I. Fund investment portfolios in connection with the Liquidation, then there will be no charge if you thereafter transfer policy value from the respective BlackRock money market investment portfolio to another investment portfolio or any fixed account options available under your Policy.

What effect will this portfolio liquidation have on a request for loans or withdrawals?

If your loan or withdrawal request is received in good order and includes specific allocation of amounts to the Roszel Delaware Trend or the Roszel Allianz investment portfolio, then we will honor the request so long as it is received prior to October 22, 2009. After that date, any loan or withdrawal request received that directs that the amount of the loan or withdrawal be deducted, in whole or in part, from the Roszel Delaware Trend or the Roszel Allianz investment portfolio will be treated as not in good order. We will contact you and will require a new request before we process the loan or withdrawal.

Will this portfolio liquidation affect any policy loan repayments (if applicable) I make?

Loan repayments, if loans are permitted under your Policy, are processed in with the loan provisions described in your product prospectus.

* * * * *

We appreciate your business. If you have any questions about this notice, or to request copies of prospectuses for any of the investment options available under your Policy, please contact us 1-800-354-5333 or send your written request to: IBM Service Center, 2000 Wade Hampton Blvd., Greenville, South Carolina 29615.